Exhibit 32.2

CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-QSB of Turinco, Inc. (the “Company”) for the quarter ended March 31, 2006 (the “Quarterly Report”), Leonard Gordon, Chief Financial Officer of the Company, does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that, to his knowledge:

(1)	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Leonard Gordon
Name:	Leonard Gordon
Title:	Chief Financial Officer
Date:	May 15, 2006

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-QSB. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.